UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            November 14, 2006

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	37-0684070
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

36 S. Pennsylvania Street, Suite 500 Indianapolis, Indiana 46204 (317) 633-4100
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On November 14, 2006, The Steak n Shake Company (the "Company") issued a Press Release announcing its fiscal year 2006 fourth quarter and full year results. The Company's earnings release is attached as Exhibit 10.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

    The Company is furnishing the information contained in this report, including the Exhibit, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC").  This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.  By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBIT

      (c)    Exhibit

        10.1    Press Release, dated November 14, 2006, issued by the Company

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                THE STEAK N SHAKE COMPANY

                                                                  By:    /s/ Jeffrey A. Blade

                                                                                  Jeffrey A. Blade,

                                                                                  Senior Vice President and Chief Financial Officer

                                                                                  Dated: November 14,  2006